UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2010

MUSTANG ALLIANCES, INC.
--------------------------------------------------------------
(Exact name of Registrant as specified in its charter)

Nevada --------------------------------- (State or other jurisdiction of incorporation)	333-148431 ------------------------------- (Commission File Number)	74-3206736 ------------------------------------- (IRS Employer Identification No.)

Mustang Alliances, Inc.
410 Park Avenue, 15th floor
New York, NY 10022
Fax: (212) 504-2800
--------------------------------------------------
 (Address of principal executive offices)

(888) 251-3422
-----------------------------------------------------------------
(Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 13, 2010, Mustang Alliances, Inc. (the “Company”) entered into a Lease Agreement (the "Lease Agreement") with Campania Minera Cerros Del Sur, S.A., a corporation organized under the laws of Honduras (“Cerros”) and Mayan Gold, Inc., a Nevada corporation (“Mayan Gold”) pursuant to which Cerros, the registered owner of Corpus I, II, III and IV mining concessions and Potosi concession, leased us the exclusive right to prospect, explore and mine for minerals in Corpus IV. The Lease Agreement continues until the Honduras government grants Cerros the right to assign the Corpus IV mining concession to the Company, at which Cerros will transfer title to the mining concession to us. In consideration for such right, we issued 2,500,000 shares of common stock to Mayan Gold, the beneficial owner of 100% interest in Corpus IV. The shares issued by the Company to Mayan Gold represent approximately 18.66% of the issued and outstanding share capital of the Company. As further consideration for the right granted, we agreed to pay Cerros an annual sum of $1,500 no later than April 1st of each year.

Cerros also granted the Company an option to acquire exclusive rights to properties known as Corpus I, II, and III concessions and the Potosi concession. If we desire to exercise such option, the Company must send written notice to Cerros and Mayan Gold on or before December 31, 2010. The consideration for the exercise of the option is an additional 2,500,000 shares of the Company’s common stock to be issued to Mayan Gold no later than 30 days after the date we receive all the requested documentation from Cerros in connection with the exercise of the option.

Prior to February 9, 2010, Cerros was a wholly owned subsidiary of Mayan Gold.  When Mayan Gold sold all of its shares in Cerros to Razor Resources on such date, Mayan Gold retained all mining rights to Corpus I, II, III, IV and the Potosi mining concessions.  Cerros is contractually obligated to transfer those concessions to transferees as directed by Mayan Gold.

RISK FACTORS

We are an exploration stage company, have generated no revenues to date and have a limited operating history upon which we may be evaluated.

We were incorporated on February 22, 2007 and have generated no revenues from operations to date.  We recently leased an early stage mineral property but the property does not have any known resources or reserves.   It is difficult to evaluate our business because not only do we have not have any resources but were never involved in this business before. We are an exploration stage company with no known commercially viable deposits, or “resources”, or "reserves" on our property. Therefore, a determination of the existence  of  a  resource or reserve  will  depend  on appropriate and  sufficient  exploration  work  and the  evaluation  of  legal, economic, and environmental  factors. Even if we obtain the resources to mine the property, if we fail to find a commercially viable deposit on the property financial condition and results of operations will suffer.  If we cannot generate income from the property we will have to cease operation which will result in the loss of your investment.

We expect losses in the future because we have no revenue to offset losses.

Since inception on February 22, 2007 through September 30, 2010, we have incurred a net loss of $ 157,809 and used cash in operations of $ 145,380.  As we have no current revenue, we are expecting losses over the next 12 months because we do not yet have any revenues to offset the expenses associated with the exploration of our property. We cannot guarantee that we will ever be successful in generating revenues in the future. We recognize that if we are unable to generate revenues, we will not be able to earn profits or continue operations.  There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations.

Our success is dependent on our ability to explore and develop our mineral property.

We hope to generate revenues from the sale of minerals from our leased exploration property located in Honduras.  We cannot guarantee that we will ever be successful in doing this. Currently we do not even possess sufficient funds to explore the property. Therefore, it is not possible for us to predict the future level of production, if any, or if we will be able to effectuate our business plan. We recognize that if we are unable to generate revenues, we will not be able to earn profits or continue operations.  There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations.

Our independent auditor has issued a going concern opinion after reviewing our financial statements; our ability to continue is dependent on our ability to raise additional capital and our operations could be curtailed if we are unable to obtain required additional funding when needed.

We will be required to expend substantial amounts of working capital in order to explore and develop the property.  The Company had no revenues and incurred a net loss of $32,266 for the nine months ended September 30, 2010 and a net loss of $157,809 for the period February 22, 2007 (inception) to September 30, 2010.  These factors raise substantial doubt about the Company’s ability to continue as a going concern. The Company is attempting to address its lack of liquidity by raising additional funds, either in the form of debt or equity or some combination thereof.  During the nine months ended September 30, 2010 the Company borrowed $25,000 for working capital purposes.  Notwithstanding the loans, we will continue to require additional financing to execute our business strategy.  We are totally dependent on external sources of financing for the foreseeable future, of which we have no commitments. Our failure to raise additional funds in the future will adversely effect our business operations, and may require us to suspend our operations, which in turn may result in a loss to the purchasers of our common stock. We are entirely dependent on our ability to attract and receive additional funding from either the sale of securities or outside sources such as private investment or a strategic partner. We currently have no firm agreements or arrangements with respect to any such financing and there can be no assurance that any needed funds will be available to us on acceptable terms or at all. The inability to obtain sufficient funding of our operations in the future could restrict our ability to grow and reduce our ability to continue to conduct business operations. After reviewing our financial statements, our independent auditor issued a going concern opinion and our ability to continue is dependent on our ability to raise additional capital. If we are unable to obtain necessary financing, we will likely be required to curtail our development plans which could cause us to become dormant. Any additional equity financing may involve substantial dilution to our then existing shareholders.

There is no assurance that we can establish the existence of any mineral resource on Corpus IV in commercially exploitable quantities. Until we can do so, we cannot earn any revenues from operations and if we do not do so we will lose all of the funds that we expend on exploration. If we do not discover any mineral resource in a commercially exploitable quantity, our business could fail.

Since we have not yet begun exploration work on Corpus IV, our only property, we have not established that it contains any mineral reserve, nor can there be any assurance that we will be able to do so. If we do not, our business could fail.

A mineral reserve is defined by the Securities and Exchange Commission in its Industry Guide 7 (which can be viewed over the Internet at http://www.sec.gov/divisions/corpfin/forms/industry.htm#secguide7) as that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination. The probability of an individual prospect ever having a "reserve" that meets the requirements of the Securities and Exchange Commission's Industry Guide 7 is extremely remote; in all probability our mineral resource property does not contain any 'reserve' and any funds that we spend on exploration will probably be lost.

Even if we do eventually discover a mineral reserve on Corpus IV, there can be no assurance that we will be able to develop this property into a producing mine and extract those resources. Both mineral exploration and development involve a high degree of risk and few properties which are explored are ultimately developed into producing mines.

The commercial viability of an established mineral deposit will depend on a number of factors including, by way of example, the size, grade and other attributes of the mineral deposit, the proximity of the resource to infrastructure such as a smelter, roads and a point for shipping, government regulation and market prices. Most of these factors will be beyond our control, and any of them could increase costs and make extraction of any identified mineral resource unprofitable.

Mineral operations are subject to applicable law and government regulation. Even if we discover a mineral resource in a commercially exploitable quantity, these laws and regulations could restrict or prohibit the exploitation of that mineral resource. If we cannot exploit any mineral resource that we might discover on our properties, our business may fail.

Both mineral exploration and extraction require permits from various foreign, federal, state, provincial and local governmental authorities and are governed by laws and regulations, including those with respect to prospecting, mine development, mineral production, transport, export, taxation, labour standards, occupational health, waste disposal, toxic substances, land use, environmental protection, mine safety and other matters. There can be no assurance that we will be able to obtain or maintain any of the permits required for the continued exploration of our mineral properties or for the construction and operation of a mine on our properties at economically viable costs. If we cannot accomplish these objectives, our business could fail.

We believe that we are in compliance with all material laws and regulations that currently apply to our activities but there can be no assurance that we can continue to remain in compliance. Current laws and regulations could be amended and we might not be able to comply with them, as amended. Further, there can be no assurance that we will be able to obtain or maintain all permits necessary for our future operations, or that we will be able to obtain them on reasonable terms. To the extent such approvals are required and are not obtained, we may be delayed or prohibited from proceeding with planned exploration or development of our mineral properties.

We are aware that Mayan Gold commenced a lawsuit against the Hondorus relating to the transfer of title of mining concessions. However, we do not think that such lawsuit will affect our potential operations on Corpus IV.

We currently do not have the resources to explore the property and will require capital to determine if there are resources on the property. If we establish the existence of a mineral resource on Corpus IV in a commercially exploitable quantity, we will require additional capital in order to develop the property into a producing mine. If we cannot raise capital, we will not be able to exploit the resource, and our business could fail.

We must raise capital to determine if there are resources on the property. If we do discover mineral resources in commercially exploitable quantities on our property, we will be required to expend substantial sums of money to establish the extent of the resource, develop processes to extract it and develop extraction and processing facilities and infrastructure. Although we may derive substantial benefits from the discovery of a major deposit, there can be no assurance that such a resource will be large enough to justify commercial operations, nor can there be any assurance that we will be able to raise the funds required for development on a timely basis. If we cannot raise the necessary capital or complete the necessary facilities and infrastructure, our business may fail.

Mineral exploration and development is subject to extraordinary operating risks. We do not currently insure against these risks.

Mineral exploration, development and production involves many risks which even a combination of experience, knowledge and careful evaluation may not be able to overcome. Our operations will be subject to all the hazards and risks inherent in the exploration for mineral resources and, if we discover a mineral resource in commercially exploitable quantity, our operations could be subject to all of the hazards and risks inherent in the development and production of resources, including liability for pollution, cave-ins or similar hazards against which we cannot insure or against which we may elect not to insure. Any such event could result in work stoppages and damage to property, including damage to the environment. We do not currently maintain any insurance coverage against these operating hazards. The payment of any liabilities that arise from any such occurrence would have a material adverse impact on our company.

An additional risk exists from invaders trespassing on the property and absconding with our property, both exploration equipment as well as soil and possible resources. We currently do not have anything to protect ourselves from this risk.

Because we anticipate our operating expenses to increase prior to earning revenues, we may never achieve profitability.

Prior to completion of our exploration stage, we anticipate that we will incur increased operating expenses without realizing any revenues. Therefore, we expect to incur significant losses into the foreseeable future. We recognize that if we are unable to generate significant revenues from the exploration of our mineral claims we will not be able to earn profits or continue operations. There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

The loss of our sole executive officer or the failure to hire qualified employees or consultants would damage our business.

Because of the highly technical nature of our business, we will need to depend greatly on attracting and retaining experienced management and highly qualified and trained personnel.  We compete with other companies intensely for qualified and well trained professionals in our industry. If we cannot hire a sufficient number of qualified and experienced professionals, this will have a material adverse effect on our capacity to sustain and grow our business.

Because our sole executive officer serves as an officer, director and/or consultant to other companies engaged in mineral exploration, a potential conflict of interest could negatively impact our ability to explore the property and to run our business.

Our sole officer and one of our two directors is also a director, officer, and/or consultant of other natural resource or mining-related companies, or may be involved in related pursuits that could present conflicts of interest with his role at the Company. These associations may give rise to conflicts of interest from time to time. In the event that any such conflict of interest arises, Mr. Sternheim is required to disclose the conflict to a meeting of the directors of the company in question and to abstain from voting for or against approval of any matter in which he may have a conflict.

Because of the speculative nature of exploration and development, there is a substantial risk that our business will fail.

The search for valuable natural resources on our property is extremely risky as the exploration for natural resources is a speculative venture involving substantial risk. Few properties that are explored are ultimately developed into producing mines. Problems such as unusual or unexpected formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts.  Because the probability of an individual prospect ever having reserves is extremely remote, in all probability the property does not contain any reserves, and any funds we spent on exploration will probably be lost. In such a case, we would be unable to complete our business plan.

Mineral exploration involves a high degree of risk and exploration projects are frequently unsuccessful.  To the extent that we continue to be involved in mineral exploration, the long-term success of our operations will be related to the cost and success of our exploration programs. The risks associated with mineral exploration include:

•	the identification of potential mineralization based on superficial analysis;

•	the quality of our management and our geological and technical expertise; and

•	the capital available for exploration and development.

Substantial expenditures are required to determine if a project has economically mineable mineralization.  It may take several years to establish proven and probable reserves and to develop and construct mining and processing facilities. Problems such as unusual or unexpected formations and other conditions are involved in mineral exploration and often result in unsuccessful exploration efforts.  In such a case, we would be unable to develop our business.

Since our property is located in a third world country, we are subject to additional risks.

The Company is undertaking a mining venture in  a third world country.  As such, it is possible that the political environment could become unstable in Honduras and a foreign operation such as our proposed one could be adversely affected by government expropriation, the inability to secure needed government permits and cooperation, and a condition not physically safe for foreign laborers or management. If any of these situations would occur, we would have to suspend operations in Honduras.

We may not be able to compete with current and potential exploration companies, some of whom have greater resources and experience than we do in developing mineral reserves.

The natural resource market is intensely competitive, highly fragmented and subject to rapid change.  We may be unable to compete successfully with our existing competitors or with any new competitors. We compete with many exploration companies which have significantly greater personnel, financial, managerial, and technical resources than we do. This competition from other companies with greater resources and reputations may result in our failure to maintain or expand our business.

We have no meaningful assets and may not have the funds to purchase all of the supplies, manpower and materials we need to begin exploration which could cause us to delay or suspend operations.

Competition and unforeseen limited sources of supplies in the industry could result in occasional spot shortages of supplies, manpower and certain equipment such as bulldozers and excavators that we might need to conduct exploration. If there is a shortage or scarcity, we cannot compete with larger companies in the exploration industry for supplies, manpower and equipment.  Currently we have no funds to explore the property in Honduras. In the event that the prices for such resources rise above our affordability levels, we may have to delay or suspend operations.  In the event we are forced to limit our exploration activities, we may not find any minerals, even though our properties may contain mineralized material. Without any minerals we cannot generate revenues and you may lose your investment.

The prices of metals are highly volatile and a decrease in metals prices could result in us incurring losses.

The profitability of natural resource operations are directly related to the market prices of the underlying commodities.  The market prices of metals fluctuate significantly and are affected by a number of factors beyond our control, including, but not limited to, the rate of inflation, the exchange rate of the dollar to other currencies, interest rates, and global economic and political conditions.  Price fluctuations in the metals markets from the time development of a mine is undertaken and the time production can commence can significantly affect the profitability of a mine.  Accordingly, we may begin to develop a mineral property at a time when the price of the underlying metals make such exploration economically feasible and, subsequently, incur losses because metals prices have decreased.  Adverse fluctuations of metals market price may force us to curtail or cease our business operations.

Because our business involves numerous operating hazards, we may be subject to claims of a significant size which would cost a significant amount of funds and resources to rectify. This could force us to cease our operations, which will cause you a loss of your investment.

Our proposed business is subject to the usual hazards inherent in exploring for minerals, such as general accidents, explosions, chemical exposure, and craterings.  The occurrence of these or similar events could result in the suspension of operations, damage to or destruction of the equipment involved and injury or death to personnel. Operations also may be suspended because of machinery breakdowns, abnormal climatic conditions, failure of subcontractors to perform or supply goods or services or personnel shortages. The occurrence of any such contingency would require us to incur additional costs and force us to cease our operations, which will cause you a loss of your investment.

Difficulties, such as unusual or unexpected rock formations encountered by workers but not indicated on a map, or other conditions may be encountered in the gathering of samples and information, and could delay our exploration program.  We do not currently carry insurance to protect against these risks and we may not obtain such insurance in the future.  Even if we do obtain insurance, the nature of these risks is such that liabilities could over exceed policy limits or be excluded from coverage.  There are also risks against which we cannot, or may not elect to insure.  The costs, which could be associated with any liabilities, not covered by insurance or in excess of insurance coverage or compliance with applicable laws and regulations may cause substantial delays and require significant capital outlays, thereby hurting our financial position, future earnings, and/or competitive positions.  We may not have enough capital to continue operations and you will lose your investment.

Damage to the environment could result from our operations.  If our business is involved in one or more of these hazards, we may be subject to claims of a significant size which could force us to cease our operations.

Mineral resource exploration, production and related operations are subject to extensive rules and regulations of federal, state and local agencies.  Failure to comply with these rules and regulations can result in substantial penalties.  Our cost of doing business may be affected by the regulatory burden on the mineral industry since the rules and regulations frequently are amended or interpreted.  We cannot predict the future cost or impact of complying with these laws.

Environmental enforcement efforts with respect to mineral operations have increased over the years, and it is possible that regulation could expand and have a greater impact on future mineral exploration operations.  Although our management intends to comply with all legislation and/or actions of local, provincial, state and federal governments, non-compliance with applicable regulatory requirements could subject us to penalties, fines and regulatory actions, the cost of which could harm our results of operations.  We cannot be sure that our proposed business operations will not violate environmental laws in the future.

Our operations and property are subject to extensive federal, state, and local laws and regulations relating to environmental protection, including the generation, storage, handling, emission, transportation and discharge of materials into the environment, and relating to safety and health. These laws and regulations may do any of the following: (i) require the acquisition of a permit or other authorization before exploration commences, (ii) restrict the types, quantities and concentration of various substances that can be released into the environment in connection with exploration activities, (iii) limit or prohibit mineral exploration on certain lands lying within wilderness, wetlands and other protected areas, (iv) require remedial measures to mitigate pollution from former operations and  (v)  impose substantial  liabilities  for  pollution  resulting  from  our  proposed operations.

Because access to our mineral claims is limited during inclement weather conditions this could result in delays in our exploration

The business of mining for gold and other metals is generally subject to a number of risks and hazards including natural phenomena such as inclement weather conditions, floods, blizzards and earthquakes. Access to our mineral might be restricted during these weather conditions. As a result, any attempt to test or explore the property is largely limited to the times when weather conditions permits such activities. These limitations may result in significant delays in exploration efforts. Such delays may have a significant negative effect on our results of operations.

Our principal shareholder, who is our sole executive officer and a director, owns a controlling interest in our voting stock. Therefore investors will not have any voice in our management, which could result in decisions adverse to our general shareholders.

Our principal shareholder beneficially owns approximately 55.97% of our outstanding common stock. As a result, this shareholder will have the ability to control substantially all matters submitted to our stockholders for approval including:

•            election of  our  board  of  directors;
•            removal of  any  of  our  directors;
•            amendment of  our  Articles of Incorporation  or  bylaws;  and
•            adoption of measures that could delay or prevent a change in control or impede a merger, takeover or other business combination involving us.

As a result of his ownership and position, the principal shareholder who is also a director and our sole executive officer is able to influence all matters requiring shareholder approval, including the election of directors and approval of significant corporate transactions. In addition, the future prospect of sales of significant amounts of shares held by our principal shareholder could affect the market price of our common stock if the marketplace does not orderly adjust to the increase in shares in the market and the value of your investment in the Company may decrease. Management's stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over our stock price.

RISK FACTORS RELATING TO OUR COMMON STOCK

We may, in the future, issue additional common shares, which would reduce investors’ percent of ownership and may dilute our share value.

Our Articles of Incorporation authorizes the issuance of 500,000,000 shares of common stock, par value $.0001 per share, of which 15,900,000 shares are currently issued and outstanding. The future issuance of common stock may result in substantial dilution in the percentage of our common stock held by our then existing shareholders. We may value any common stock issued in the future on an arbitrary basis. The issuance of common stock for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by our investors, and might have an adverse effect on any trading market for our common stock.

Our sole executive officer and a director owns a controlling interest in our voting stock  and may take actions that are contrary to your interests, including selling their stock.

Our sole executive officer, who is also a director, beneficially owns approximately 55.97% of our outstanding common stock.  If and when he is able to sell his shares in the market, such sales by our sole executive officer within a short period of time could adversely affect the market price of our common stock if the marketplace does not orderly adjust to the increase in the number of shares in the market. This will result in a decrease in the value of your investment in the Company.  Management's stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over our stock price.

Our common stock is subject to the "penny stock" rules of the SEC and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

The SEC has adopted Rule 15g-9 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (i) that a broker or dealer approve a person's account for transactions in penny stocks; and (ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stocks, the broker or dealer must: (i) obtain financial information and investment experience objectives of the person; and (ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form: (i) sets forth the basis on which the broker or dealer made the suitability determination; and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Because we do not intend to pay any cash dividends on our shares of common stock, our stockholders will not be able to receive a return on their shares unless they sell them.

We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them at a price higher than that which they initially paid for such shares.

The market for penny stocks has experienced numerous frauds and abuses which could adversely impact investors in our stock.

We believe that the market for penny stocks has suffered from patterns of fraud and abuse. Such patterns include:

•	Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

•	Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

•	"Boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;

•	Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and

The wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

State securities laws may limit secondary trading, which may restrict the states in which and conditions under which you can sell the shares offered by this prospectus.

Secondary trading in common stock sold in this offering will not be possible in any state until the common stock is qualified for sale under the applicable securities laws of the state or there is confirmation that an exemption, such as listing in certain recognized securities manuals, is available for secondary trading in the state. If we fail to register or qualify, or to obtain or verify an exemption for the secondary trading of, the common stock in any particular state, the common stock could not be offered or sold to, or purchased by, a resident of that state. In the event that a significant number of states refuse to permit secondary trading in our common stock, the liquidity for the common stock could be significantly impacted thus causing you to realize a loss on your investment.

Currently there is no public market for our securities, and there can be no assurances that any public market will ever develop or that our common stock will be quoted for trading and, even if quoted, it is likely to be subject to significant price fluctuations.

There has not been any established trading market for our common stock, and there is currently no public market whatsoever for our securities. Additionally, no public trading can occur until we file and have declared effective a registration statement with the SEC. There can be no assurances as to whether, subsequent to registration with the SEC:

•	any market for our shares will develop;

•	the prices at which our common stock will trade; or

•
the extent to which investor interest in us will lead to the development of an active, liquid trading market.  Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders for investors.

In addition, our common stock is unlikely to be followed by any market analysts, and there may be few institutions acting as market makers for our common stock. Either of these factors could adversely affect the liquidity and trading price of our common stock. Until our common stock is fully distributed and an orderly market develops in our common stock, if ever, the price at which it trades is likely to fluctuate significantly. Prices for our common stock will be determined in the marketplace and may be influenced by many factors, including the depth and liquidity of the market for shares of our common stock, developments affecting our business, including the impact of the factors referred to elsewhere in these Risk Factors, investor perception of our company and general economic and market conditions.  No assurances can be given that an orderly or liquid market will ever develop for the shares of our common stock.

If a market develops for our shares, sales of our shares relying upon Rule 144 may depress prices in that market by a material amount.

The majority of the outstanding shares of our common stock held by present stockholders are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended. As restricted shares, these shares may be resold only pursuant to an effective registration statement, such as this one (for the shares registered hereunder) or under the requirements of Rule 144 or other applicable exemptions from registration under the Act and as required under applicable state securities laws. On November 15, 2007, the SEC adopted changes to Rule 144, which, would shorten the holding period for sales by non-affiliates to six months (subject to extension under certain circumstances) and remove the volume limitations for such persons.

The changes became effective in February 2008. Rule 144 provides in essence that an affiliate who has held restricted securities for a prescribed period may, under certain conditions, sell every three months, in brokerage transactions, a number of shares that does not exceed 1% of a company's outstanding common stock. The alternative average weekly trading volume during the four calendar weeks prior to the sale is not available to our shareholders being that the Over-the-Counter Bulletin Board  (if and when listed thereon) is not an "automated quotation system" and, accordingly, market based volume limitations are not available for securities quoted only over the Over-The-Counter Bulletin Board. As a result of the revisions to Rule 144 discussed above, there is no limit on the amount of restricted securities that may be sold by a non-affiliate (i.e., a stockholder who has not been an officer, director or control person for at least 90 consecutive days) after the restricted securities have been held by the owner for a period of six months, if we have filed our required reports.  A sale under Rule 144 or under any other exemption from the Act, if available, or pursuant to registration of shares of common stock of present stockholders, may have a depressive effect upon the price of our common stock in any market that may develop.

We may be exposed to potential risks resulting from new requirements under Section 404 of the Sarbanes-Oxley Act of 2002.

 If we become registered with the SEC, we will be required, pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, to include in our annual report our assessment of the effectiveness of our internal control over financial reporting We expect to incur significant continuing costs, including accounting fees and staffing costs, in order to maintain compliance with the internal control requirements of the Sarbanes-Oxley Act of 2002. Development of our business will necessitate ongoing changes to our internal control systems, processes and information systems. Currently, we have no employees, other than our sole officer and director. As we engage in the exploration of our mineral claim, hire employees and consultants , our current design for internal control over financial reporting will not be sufficient to enable management to determine that our internal controls are effective for any period, or on an ongoing basis. Accordingly, as we develop our business, such development and growth will necessitate changes to our internal control systems, processes and information systems, all of which will require additional costs and expenses.

In the future, if we fail to complete the annual Section 404 evaluation in a timely manner, we could be subject to regulatory scrutiny and a loss of public confidence in our internal controls. In addition, any failure to implement required new or improved controls, or difficulties encountered in their implementation, could harm our operating results or cause us to fail to meet our reporting obligations.

Because we are not subject to compliance with rules requiring the adoption of certain corporate governance measures, our stockholders have limited protections against interested director transactions, conflicts of interest and similar matters.

The Sarbanes-Oxley Act of 2002, as well as rule changes proposed and enacted by the SEC, the New York and American Stock Exchanges and the Nasdaq Stock Market, as a result of Sarbanes-Oxley, require the implementation of various measures relating to corporate governance. These measures are designed to enhance the integrity of corporate management and the securities markets and apply to securities which are listed on those exchanges or the Nasdaq Stock Market. Because we are not presently required to comply with many of the corporate governance provisions and because we chose to avoid incurring the substantial additional costs associated with such compliance any sooner than necessary, we have not yet adopted these measures.

Because none of our directors are independent, we do not currently have independent audit or compensation committees. As a result, the directors have the ability, among other things, to determine their own level of compensation. Until we comply with such corporate governance measures, regardless of whether such compliance is required, the absence of such standards of corporate governance may leave our shareholders without protections against interested director transactions, conflicts of interest and similar matters and investors may be reluctant to provide us with funds necessary to expand our operations.

The costs to meet our reporting and other requirements as a public company subject to the Exchange Act of 1934 are substantial and may result in us having insufficient funds to expand our business or even to meet routine business obligations.

As a public entity subject to the reporting requirements of the Exchange Act of 1934, we incur ongoing expenses associated with professional fees for accounting, legal and a host of other expenses for annual reports and proxy statements. We estimate that these costs will range up to $25,000 per year for the next few years and will be higher if our business volume and activity increases but lower during the first year of being public because our overall business volume will be lower, and we will not yet be subject to the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. As a result, we may not have sufficient funds to grow our operations.

DESCRIPTION OF BUSINESS

As used in this Form 8-K, references to the "Company," "we," "our" or "us" refer to Mustang Alliances, Inc., unless the context otherwise indicates.

Forward Looking Statements

This Current Report on Form 8-K contains   forward-looking   information. Forward-looking  information  includes  statements  relating to future  actions, future performance,   costs  and   expenses,   interest   rates, outcome of contingencies,  financial condition, results of operations,  liquidity, business strategies,  cost savings,  objectives of management,  and other such matters of the Company.  The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking  information to encourage companies to provide prospective  information about themselves  without fear of litigation so long as that  information  is  identified  as  forward-looking  and  is  accompanied  by meaningful cautionary statements  identifying important factors that could cause actual results to differ  materially  from those  projected in the  information.

Forward-looking information  may be included in this Current Report on Form 8-K or may be  incorporated  by  reference  from  other  documents  filed  with  the Securities and Exchange Commission (the "SEC") by us. You can find many of these statements by looking for words including,  for example,  "believes," "expects," "anticipates," "estimates" or similar expressions in this Current Report on Form 8-K or in documents  incorporated  by  reference in this Current  Report on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events.

Corporate Background

Mustang Alliances, Inc. was incorporated on February 22, 2007, in the State of Nevada. We were focused on the business of marketing and selling anti-lock braking systems produced in China to the auto parts and auto manufacturing market of the United States. Since inception, the Company conducted virtually no business other than organizational matters, filing its Registration Statement on a Form SB-2, which was filed with the Securities and Exchange Commission, file number 333-148431(the “Registration Statement”), and filings of periodic reports with the SEC pursuant to the reporting requirements of Securities Exchange Act of 1934, as amended.

On February 22, 2007, we issued an aggregate of 8,000,000 shares of our common stock to our officers and directors for the total consideration of $800. On January 30, 2008, the Company commenced its offering of up to a maximum of 4,000,000 shares of common stock at $0.025 per share pursuant to the Registration Statement. On February 29, 2008, we closed the offering after selling 2,800,000 shares of common stock for gross proceeds of $70,000.00. The sale of the shares represented 26% of the Company’s issued and outstanding shares of common stock.

On November 22, 2010, we borrowed $25,000 from Sara Laufer pursuant to the terms of a promissory note, a copy of which is filed as Exhibit 4.1 to the Current Report filed with the Securities and Exchange Commission on November 30, 2010.  The $25,000 loan plus interest at the rate of 5% per annum is due and payable on November 22, 2012. The loan may be prepaid at any time without penalty or interest and is unsecured.

On November 29, 2010, Joseph Levi, the principal shareholder of the Company, entered into a Stock Purchase Agreement which provided for the sale of his 7,500,000 shares of common stock of the Company (the “Purchased Shares”) to Leonard Sternheim. The consideration paid for the Purchased Shares, which represents 55.97% of the issued and outstanding share capital of the Company on a fully-diluted basis, was $7,500. Mr. Sternheim used his personal funds to purchase the Purchased Shares.

Effective as of November 29, 2010, in connection with the acquisition of the Purchased Shares, (i) Joseph Levi resigned from his positions as officer and director of the Company, and (ii) the Board of Directors of the Company elected Leonard Sternheim as President, Chief Executive Officer, Chief Financial Officer and a director of the Company.

Business Overview

The Company was focused on the business of marketing and selling anti-lock braking systems produced in China to the auto parts and auto manufacturing market of the United States. The Company had conducted virtually no business other than organizational matters, filing its Registration Statement and filings of periodic reports with the SEC. Currently, we are no longer a blank check company as defined in Rule 419((a)(2) of Regulation C as we have a specific business plan that we are pursuing as aggressively as possible within the limits of our resources. We are an exploration-stage company as defined by the SEC and as a result of the execution and delivery of the Lease Agreement, we are now in the business of exploring, and if warranted, advancing mineral properties. Our primary focus is in the gold sector and as of the date of this Report, our sole mineral property is the property known as Corpus IV located in Honduras.  On December 2, 2010, we executed the Lease Agreement with Cerros pursuant to which we obtained the right to conduct mineral exploration activities in the Corpus IV property, and the right to acquire four other mining concessions from Cerros. (See “Acquisition of Leasehold Interest” below).

We are dependent upon making a gold deposit discovery at the Corpus IV Property. Should we be able to make an economic find, we would then be solely dependent upon the mining operation for our revenue and profits, if any. The probability that reserves that meet SEC guidelines will be discovered on the property is undeterminable at this time. The Corpus IV property presently does not have any mineral resources or reserves. There is currently no mining plant or equipment located within the property boundaries. Currently, there is no power supply to the mineral claims. A great deal of work is required on our property before a determination as to the economic and legal feasibility of a mining venture on it can be made.

Our Exploration Project

We are a natural resource company engaged in the exploration of mineral properties located in Honduras known as the Corpus IV concession (the “Property”). The Property is presently in the exploration stage.

Strategy

We are a company early in the implementation of our new business plan and performing those tasks necessary to raise the appropriate funding to complete our business plan. Our primary focus in the natural resource sector is gold.  Our strategic initiatives are to undertake cost efficient and effective exploration activities to discover mineralization and potentially mineral reserves.

Though it is possible to take a resource property that hosts a viable ore deposit into mining production, the costs and time frame for doing so are considerable, and the subsequent return on investment for our shareholders would be very long term indeed.  Therefore, we intend to develop joint ventures or sell any ore bodies that we may discover to a major mining company. Many major mining companies obtain their ore reserves through the purchase of ore bodies found by junior exploration companies. Although these major mining companies do some exploration work themselves, many of them rely on the junior resource exploration companies to provide them with future deposits for them to mine. By selling or partnering a deposit found by us to these major mining companies, it would provide an immediate return to our shareholders without the long time frame and cost of putting a mine into operation ourselves, and it would also provide future capital for the Company to continue operations.

Distribution Methods

We initially plan to market any minerals retrieved in normal channels associated with the industry. Accordingly, we anticipate optioning or selling any ore bodies that we may discover to a major mining company. Many major mining companies obtain their ore reserves through the purchase of ore bodies found by junior exploration companies. Although these major mining companies do some exploration work themselves, many of them rely on the junior resource exploration companies to provide them with future deposits for them to mine. By optioning or selling a deposit found by us to these major mining companies, it would provide an immediate return to our shareholders without the long time frame and cost of putting a mine into operation ourselves, and it would also provide future capital for the company to continue operations.

The Property

Description and Location of the Property

Honduras is bounded on the north and east by the Caribbean Sea, on the south by Nicaragua, on the south-west by the Pacific Ocean and El Salvador, and on the west by Guatemala. Honduras is the second largest country in Central America. Spanish is the country's official language, although English is widely understood and spoken. Its capital city is Tegucigalpa which hosts an international airport.

Except for two coastal strips, one extending about 640 km along the Caribbean Sea and the other 64 km on the Pacific Ocean, Honduras is a plateau consisting of broad, fertile plains broken by deep valleys and traversed by mountain ranges. The mountains, which are volcanic in origin, rise to heights of more than 2,800 m. The climate of Honduras is tropical, but is tempered by the higher elevations of the interior.

Corpus IV is located within the western Interior Highlands topographical province, a mountainous area that is covered mainly by short grasses and open pine and oak forests. Moderate relief with relatively steep slopes characterizes the area. The Property area occurs in one of the major mining districts in Honduras.  It is located within the El Tabanco gold trend. It is in the municipality of El Corpus, in the eastern part of the state of Choluteca, SW Honduras. The Property has a total area of approximately 1000 hectares. It is situated approximately 85 kilometers SSE of the capital city of Tegucigalpa and approximately 30 kilometers East of a deepwater port on the Gulf of Fonseca. Access to the district is by paved highway South from Tegucigalpa to Choluteca, and from there east on secondary and tertiary roads for approximately 20 kilometers.

Acquisition of Leasehold Interest

On December 2, 2010, the Company entered into a Lease Agreement (the "Lease") with Campania Minera Cerros Del Sur, S.A., a corporation organized under the laws of Honduras (“Cerros”) and Mayan Gold, Inc., a Nevada corporation (“Mayan Gold”), pursuant to which Cerros, the registered owner of Corpus I, II, III and IV mining concessions and Potosi concession, leased us the right to prospect, explore and mine for minerals in Corpus IV with subsequent right to participate in the development of minerals from Corpus IV. The term of the Lease Agreement commenced when it was signed and delivered and continues until the Honduras government grants Cerros the right to assign the Corpus IV property to the Company. In consideration for the Lease Agreement, the Company issued 2,500,000 shares of common stock to Mayan Gold, the beneficial owner of 100% interest in Corpus IV. As further consideration, we agreed to pay Cerros an annual sum of $1,500, to be paid no later than April 1st of each year. According to Cerros and Mayan, said amount represents the approximate current U.S. amount to be paid to the Honduras government to maintain the concession rights to Corpus IV property. Cerros will then make the annual concession payments to the Honduran Department of Mines to keep the concession grant in good standing.

In addition to the exclusive lease of Corpus IV, Cerros also granted us an option to acquire exclusive mining concessions known as Corpus I, II, and III mining concessions (the “Corpus Concessions”) and the Potosi concession (the “Potosi Concessions” and the Corpus Concessions are hereinafter referred to as the “Option Property”). If we desire to exercise such option right, we must send written notice to Cerros and Mayan Gold on or before December 31, 2010. The consideration for the lease of the Option Property is an additional 2,500,000 shares of the Company’s common stock to be issued to Mayan Gold, no later than 30 days after the date we receive all the requested documentation from Cerros in connection with the exercise of the option.

Prior to February 9, 2010, Cerros was a wholly owned subsidiary of Mayan Gold.  When Mayan Gold sold all of its shares in Cerros to Razor on such date, Mayan Gold retained all mining rights to Corpus I, II, III, IV and the Potosi mining concessions and certain other assets that were in the name of Cerros. As a part of the sales transaction, Cerros and Razor entered into an agreement  pursuant to which Cerros is contractually obligated to transfer those concessions and the other assets to transferees as directed by Mayan Gold from time to time.

Since Razor is the title owner of all the shares of Cerros, Razor was required to represent to Mayan Gold and us that it has absolutely no direct or indirect title or interest in the Corpus IV concession, any of the Option Property or any of the 2,500,000 shares being issued to Mayan Gold.

Exploration History

In order to advance the Corpus IV property to a stage that would make the property of interest to a major mining company we will need to undertake the early stages of exploration ourselves.  There are no proven resources on the property.

Geology of the Property

The region containing Honduras and Nicaragua hosts a number of mines and mineral deposits with a similar style of mineralization as the Property area. On the Property are a series of discontinuous veins and breccia zones which are all part of a single main continuous ENE trending structure. Quartz constitutes more than 90% of the ore. Sulphide mineral content is relatively high, consisting mainly of pyrite with minor chalcopyrite. Individual veins have been recognized to have strike lengths of 150 to 300 m. Major veins can have widths of from 1.5 to 3.0 m. Grades range from 1 to 15 g/T gold, with small high grade pockets of up to several thousand tonnes and up to 200 g/T gold. It was part of the Battle mountain consortium list of areas needing further exploration. The concession contains several abandoned mines.

Current State of Exploration

The Corpus IV concession claims presently do not have any mineral resources or reserves. There is no mining plant or equipment located within the property boundaries. Currently, there is no power supply to the mineral claims. A great deal of work is required on our property before a determination as to the economic and legal feasibility of a mining venture on it can be made.

Geological Exploration Program

The company will need to raise funds to finance geological exploration on the property

Intellectual Property

We do not have any intellectual property rights.

Competition

The mineral exploration industry is intensely competitive, highly fragmented and subject to rapid change.  We may be unable to compete successfully with our existing competitors or with any new competitors. We compete with many exploration companies which have significantly greater personnel, financial, managerial, and technical resources than we do.  This competition from other companies with greater resources and reputations may result in our failure to maintain or expand our business.

Governmental Regulations

Mineral resource exploration, production and related operations are subject to extensive rules and regulations of governmental agencies.  We may be required to obtain work permits, post bonds and perform remediation work for any physical disturbance to the land in order to comply with these laws.  While our planned exploration program budgets for regulatory compliance, there is a risk that new regulations could increase our costs of doing business and prevent us from carrying out exploration program.

Failure to comply with these rules and regulations can result in substantial penalties.  Our cost of doing business may be affected by the regulatory burden on the mineral industry. We believe that compliance with the laws will not adversely affect our business operations.

Environmental enforcement efforts with respect to mineral operations have increased over the years, and it is possible that regulation could expand and have a greater impact on future mineral exploration operations.  Although our management intends to comply with all legislation and/or actions of local, provincial, state and federal governments, non-compliance with applicable regulatory requirements could subject us to penalties, fines and regulatory actions, the cost of which could harm our results of operations.  We cannot be sure that our proposed business operations will not violate environmental laws in the future.

Employees

We currently have no employees. All functions including development, strategy, negotiations and administration are currently being provided by our sole executive officer on a voluntary basis.

Property

The Company currently maintains its executive offices on a shared basis at 410 Park Avenue, New York, New York. We pay $ 100 per month for such space.

Directors, Executive Officers and Corporate Governance.

The following table sets forth certain information regarding the members of our board of directors and our executive officers:

Name	Age	Positions and Offices Held

Leonard Sternheim	33	Director, Chairman, President, Secretary and Chief Executive Officer
c/o Mustang Alliances, Inc
410 Park Ave., 15th Floor,
New York, NY 10022

Eleizer Oppenheimer	37	Director
c/o Mustang Alliances, Inc.
410 Park Avenue, 15th Floor,
New York, NY 10022

Mr. Leonard Sternheim Since December 2007, Leonard Sternheim has been acting as a self employed strategic consultant to various companies in the mining and oil and gas resource sector. He was CEO and President of Delek Resources, an oil exploration company from 2003 until November 2007. Delek is a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended. From 2001 to 2003, Mr. Sternheim was a consultant to the Stratos Group, a New York consulting business that assists emerging companies with strategic planning to companies involved in mining and oil and gas.

Mr. Eliezer Oppenheimer is currently a freelance computer programmer specializing in Java programming for various companies in central Israel including, Elyon Manufacturing, Rehut Systems and Macaabi Consulting Mr. Oppenheimer has been working in this capacity since the fall of 2003. From June, 2001 through the summer of 2003, Mr. Oppenheimer served as a private instructor for college students seeking to improve their programming skills.

There are no familial relationships among any of our directors or officers. None of our directors or officers is a director in any other U.S. reporting companies. None of our directors or officers has been affiliated with any company that has filed for bankruptcy within the last five years. The Company is not aware of any proceedings to which any of the Company’s officers or directors, or any associate of any such officer or director, is a party adverse to the Company or any of the Company’s subsidiaries or has a material interest adverse to it or any of its subsidiaries.

Each director of the Company serves for a term of one year or until the successor is elected at the Company’s annual shareholders’ meeting and is qualified, subject to removal by the Company’s shareholders. Each officer serves, at the pleasure of the board of directors, for a term of one year and until the successor is elected at the annual meeting of the board of directors and is qualified.

Summary Compensation

Since our incorporation on February 22, 2007, we have not paid any compensation to our directors or officers in consideration for their services rendered to our Company in their capacity as such. We have no employment agreements with any of our directors or executive officers. We have no pension, health, annuity, bonus, insurance, stock options, profit sharing or similar benefit plans.

Since our incorporation on February 22, 2007, no stock options or stock appreciation rights were granted to any of our directors or executive officers. We have no long-term equity incentive plans.

Outstanding Equity Awards

None of our directors or executive officers holds unexercised options, stock that has not vested, or equity incentive plan awards.

Compensation of Directors

Since our incorporation on February 22, 2007, no compensation has been paid to any of our directors in consideration for their services rendered in their capacity as directors.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table lists, as of December 6, 2010, the number of shares of common stock of our Company that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 13,400,000 shares of our common stock issued and outstanding as of December 6, 2010. We do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock. Unless otherwise indicated, the address of each person listed is c/o Mustang Alliances, Inc., 410 Park Avenue, 15th Floor, New York NY 10022.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Leonard Sternheim	7,500,000	55.97%
Eleizer Oppenheimer	500,000	3.73%
Mayan Gold, Inc.(1)	2,500,000	18.66%
All directors and executive officers as a group (2 persons)	8,000,000	59.7%

1.  Reed Benson is the controlling shareholder, sole officer and director of Mayan Gold.

Section 5.06 - Change in Shell Company Status

We are no longer a blank check company as defined in Rule 419((a)(2) of Regulation C.  We have a specific business plan that we are pursuing as aggressively as possible within the limits of our resources. The Company is an exploration-stage company as defined by Industry Guide No.7 and we are in the business of exploring, and if warranted, advancing mineral properties to the discovery point where we believe maximum shareholder returns can be realized. Our primary focus is in the gold sector and as of the date of this prospectus, our only mineral property is the Corpus IV, located in Honduras. (See Acquisition of Leasehold Interest under description of business in this Current Report and incorporated in this Section 5.06 by reference)

Item 13. Certain Relationships and Related Transactions, and Director Independence.

On February 23, 2007 by action taken by our board of directors, we issued 7,500,000 shares of our common stock to Joseph Levi, our President, Chief Executive Officer, Chairman, and Director. The shares were issued in consideration for the payment of a purchase price equal to the par value of the shares, $0.0001 per share, which amounted in the aggregate to $750. This transaction was conducted in reliance upon an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended. Mr. Levi was our officer and director and had access to all of the information which would be required to be included in a registration statement, and the transaction did not involve a public offering.

On February 23, 2007 by action taken by our board of directors, we issued 500,000 shares of our common stock to Eliezer Oppenheimer, our Secretary and Director. The shares were issued in consideration for the payment of a purchase price equal to the par value of the shares, $0.0001 per share, which amounted in the aggregate to $50. This transaction was conducted in reliance upon an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended. Mr. Oppenheimer was our officer and director and had access to all of the information which would be required to be included in a registration statement, and the transaction did not involve a public offering.

On December 13, 2010, we issued 2,500,000 shares of common stock to Mayan Gold in consideration for the execution and delivery of the Lease. This transaction was conducted in reliance upon an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended.

Director Independence

We are not subject to listing requirements of any national securities exchange or national securities association and, as a result, we are not at this time required to have our board comprised of a majority of “independent directors.”

Item 8.01 Other Information.

The Company will be filing promptly the paperwork necessary to effectuate a 1 for 8 forward stock split of its issued and outstanding shares.

Item 9.01 Exhibits.

Exhibit Number                                                      Description

10.2	Lease Agreement dated December 13, 2010, among Compana Minera Cerros Del Sur, S.A., Mayan Gold, Inc. and Mustang Alliance, Inc.
10.3	Undertaking dated December 2010 among Compana Minera Cerros Del Sur, S.A., Mayan Gold, Inc., Razor Resources, Inc. and Mustang Alliance, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSTANG ALLIANCES, INC.

By:	/s/ Leonard Sternheim
Name:	Leonard Sternheim
Title:	President and Chief Executive Officer

Date:  December 13, 2010